EXHIBIT 10.2
PURCHASE AND AMENDMENT AGREEMENT

This Purchase and Amendment Agreement (this “Agreement”), dated as of February 20, 2007 (the “Amendment Agreement Date”), is entered into by and among ZAP, a California corporation (the “Company”), and each of the entities whose names appear on the signature pages hereof (each, an “Investor” and, collectively, the “Investors”).

R E C I T A L S:

  WHEREAS, the Company and certain Investors (the “Original Investors”) are parties to that certain Securities Purchase Agreement, dated as of December 5, 2006 (the “Purchase Agreement”), and that certain Registration Rights Agreement, dated as of December 5, 2006 (the “Registration Rights Agreement”); capitalized terms used in this Agreement and not otherwise defined have the respective meanings ascribed thereto in the Purchase Agreement.

WHEREAS, pursuant to the Purchase Agreement, the Company issued 8% Senior Convertible Notes (the “Original Notes”) and Warrants (the “Original Warrants”) to the Original Investors;

WHEREAS, Grey K Offshore Leveraged Fund, Ltd. (“Grey K Fund” and, collectively with the Original Investors, the “Investors”) was not an Original Investor but wishes to participate in the transactions contemplated by this Agreement on the terms and conditions set forth below;

WHEREAS, the Company wishes to issue and sell to the Investors, and the Investors wish to purchase from the Company, upon the terms and subject to the conditions set forth in the Purchase Agreement and in this Agreement, additional 8% Senior Convertible Notes with terms substantially similar to the Original Notes and in the form attached hereto as Exhibit A (the “Additional Notes”) and warrants with terms (other than the exercise price, which shall be $1.32) substantially similar to the Original Warrants and in the form attached hereto as Exhibit B (the “Additional Warrants” and, together with the Additional Notes, the “Additional Securities”); and

WHEREAS, the parties wish to include the shares of the Company’s common stock issuable under the Additional Notes and Additional Warrants as “Registrable Securities” under the Registration Rights Agreement;

A G R E E M E N T:

NOW, THEREFORE, in consideration of the foregoing and subject to the terms and conditions herein contained, the parties hereto agree as follows:

Section 1    Purchase and Sale.

1.1    Closing. Upon the terms and subject to the satisfaction or waiver of the conditions set forth herein and in the Purchase Agreement, the Company agrees to sell and each Investor agrees to purchase (i) an Additional Note with a principal amount equal to the amount set forth below such Investor’s name on the signature pages hereof and (ii) an Additional Warrant exercisable into the number of shares of Common Stock set forth below such Investor’s name on the signature pages hereof. The closing of the purchase and sale of the Additional Securities (the “Additional Closing”) will occur on the date (the “Additional Closing Date”) on which (A) this Agreement is executed and delivered by all of the parties hereto, (B) each of the conditions to Closing described in Section 5 of the Purchase Agreement has been satisfied or waived as specified therein, and (C) payment of each Investor’s Purchase Price payable with respect to the Additional Note and Additional Warrant being purchased by such Investor at the Additional Closing has been made by wire transfer of immediately available funds. At the Additional Closing, the Company shall deliver to each Investor duly executed instruments representing the Additional Note and Additional Warrant purchased by such Investor at the Additional Closing.

1.2    Terms and Conditions; Amendments to Purchase Agreement. The terms and conditions of the Purchase Agreement, as amended hereby, shall govern the purchase and sale of the Additional Securities, as follows:

(a)    The provisions of Section 1 of the Purchase Agreement shall apply to the purchase and sale of the Additional Securities, except that Section 1.1 of the Purchase Agreement is hereby replaced by the new Section 1.1 to this Agreement.

(b)    Each party to this Agreement shall be deemed to have made, as of the Additional Closing Date, each representation and warranty made by it in the Purchase Agreement under Section 2 or 3 thereof, as applicable.

(c)    The Company and each Investor shall comply with the provisions of Section 4 of the Purchase Agreement applicable to it.

(d)    The Additional Closing shall be subject to the satisfaction (or waiver by the appropriate party) of the conditions set forth in Section 5 of the Purchase Agreement.

(e)    The provisions of Section 6 of the Purchase Agreement shall apply to the purchase and sale of the Additional Securities, except that the amount specified in Section 6.10 shall be changed from $25,000 to $15,000.

(f)    For purposes of the purchase and sale of the Additional Securities, all references in the Purchase Agreement to the term (i) “Execution Date” shall be deemed to mean the Amendment Agreement Date; (ii) “Closing” shall mean the Additional Closing; (iii) “Closing Date” shall mean the Additional Closing Date; and (iv) “Agreement” shall include this Agreement.

(g)    The Purchase Agreement, the Original Notes and the Original Warrants are each hereby amended so that (i) the term a “Note” or the “Notes” shall include the Additional Notes; and (ii) a “Warrant” or the “Warrants” shall include the Additional Warrants.

Section 2    Registration Rights Agreement. The Registration Rights Agreement is hereby amended so that (i) the term a “Note” or the “Notes” shall include the Additional Notes; and (ii) a “Warrant” or the “Warrants” shall include the Additional Warrants. The Company acknowledges that the shares of Common Stock issuable under the Additional Notes and Additional Warrants will be included as Registrable Securities (as defined in the Registration Rights Agreement) in the initial Registration Statement filed pursuant to the Registration Rights Agreement.

Section 3    Miscellaneous.

3.1    Except as amended hereby and for the purposes described herein, the Purchase Agreement and the Registration Rights Agreement shall remain in full force and effect in accordance with their respective terms.

3.2    Notwithstanding anything contained in the Purchase Agreement, the Original Notes or the Original Warrants to the contrary, the Original Investors consent to the issuance of an Additional Note and Additional Warrant to Grey K Fund pursuant to the terms hereof.

3.3    This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be performed within such state.

[Signature Pages Following]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

ZAP

By:  /s/ Steven Schneider

Name: Steven Schneider
Title: Chief Executive Officer

GEMINI MASTER FUND, LTD.

By:  Gemini Strategies, LLC

By:  /s/ Steven W. Winters

Name: Steven W. Winters
Title: President

Principal Amount of Additional Note Purchased at Additional Closing: $500,000

Number of Shares into which Additional Warrant Exercisable: 150,000

ADDRESS:

c/o Gemini Strategies, LLC
12220 El Camino Real, Suite 400
San Diego, CA 92130-2091
Attn: Steven Winters
Tel:  (858) 480-2828
Fax:  (858) 509-8808

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

ZAP

By:

Name:
Title:

GREY K OFFSHORE FUND, LTD.

By:  RNK Capital LLC

By:  /s/ Robert Koltun

Name: Robert Koltun
Title: Managing Partner

Principal Amount of Additional Note Purchased at Additional Closing: $380,800

Number of Shares into which Additional Warrant Exercisable: 114,240

ADDRESS:

c/o RNK Capital LLC
527 Madison Avenue
6th Floor
New York, NY 10022
Attn: Andrew Farago
Tel:  (212) 419-3967
Fax:  (212) 419-3950

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

ZAP

By:

Name:
Title:

GREY K FUND, LP

By:  RNK Capital LLC

By:  /s/ Robert Koltun

Name: Robert Koltun
Title: Managing Member

Principal Amount of Additional Note Purchased at Additional Closing: $165,200

Number of Shares into which Additional Warrant Exercisable: 49,560

ADDRESS:

c/o RNK Capital LLC
527 Madison Avenue
6th Floor
New York, NY 10022
Attn: Andrew Farago
Tel:  (212) 419-3967
Fax:  (212) 419-3950

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

ZAP

By:

Name:
Title:

GREY K OFFSHORE LEVERAGED FUND, LTD.

By:  RNK Capital LLC

By:  /s/ Robert Koltun

Name: Robert Koltun
Title: Managing Member

Principal Amount of Additional Note Purchased at Additional Closing: $154, 000

Number of Shares into which Additional Warrant Exercisable: 46,200

ADDRESS:

c/o RNK Capital LLC
527 Madison Avenue
6th Floor
New York, NY 10022
Attn: Andrew Farago
Tel:  (212) 419-3967
Fax:  (212) 419-3950